EXHIBIT 24


                               POWER OF ATTORNEY



Know All Men By These Presents, that the undersigned hereby constitutes and appoints JAMES W. GUEDRY and JAMES P. MELICAN, and each of them (with full power to each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them on their behalf and in their name, place and stead, in any and all capacities, to sign, execute and affix their seal thereto and file, on behalf of International Paper Company, any and all Form S-8 Registration

Statements, under the Securities Act of 1933, as amended, together with any and all amendments (including post-effective amendments) to such Form S-8

Registration Statements or on such other form or forms as prescribed by the

Securities and Exchange Commission, and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, for all intents and purposes, and that the undersigned hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



Executed on the27th day of July, 1995 by the following persons in the capacities indicated.





Name                                               Title
- ----                                               -----



/s/ John T. Dillon                          Executive Vice
- -------------------------                   President and Director
(John T. Dillon)



/s/ Willard C. Butcher                      Director
- -------------------------
(Willard C. Butcher)



/s/ Robert J. Eaton                         Director
- -------------------------
(Robert J. Eaton)



/s/ Stanley C. Gault                        Director
- -------------------------
(Stanley C. Gault)



/s/ Thomas C. Graham                        Director
- -------------------------
(Thomas C. Graham)



/s/ Arthur G. Hansen                        Director
- -------------------------
(Arthur G. Hansen)



/s/ Donald F. McHenry                       Director
- -------------------------
(Donald F. McHenry)



/s/ Patrick F. Noonan                       Director
- -------------------------
(Patrick F. Noonan)


Name                                               Title

- ----                                               -----


/s/ Jane C. Pfeiffer                        Director
- -------------------------
(Jane C. Pfeiffer)



/s/ Edmund T. Pratt, Jr.                    Director
- -------------------------
(Edmund T. Pratt, Jr.)



/s/ Charles R. Shoemate                     Director
- -------------------------
(Charles R. Shoemate)



/s/ Roger B. Smith                          Director
- -------------------------
(Roger B. Smith)